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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 23, 1997
                                 --------------


                        PAREXEL International Corporation
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





    Massachusetts                    0-27058                 04-2776269
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    (State or Other                  (Commission             (IRS Employer
    Jurisdiction of                  File Number)            Identification No.)
    incorporation)


    195 West Street, Waltham, Massachusetts                  02154
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    (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code (617) 487-9900
                                                   -----------------------------
                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report).


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ITEM 5.  OTHER EVENTS.
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         On April 23, 1997, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

EXHIBIT NO.              EXHIBIT
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99.1                     Press release of the Company dated April 23, 1997



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PAREXEL International Corporation



Dated:   April 24, 1997               By:    /s/ William T. Sobo, Jr.
                                           ---------------------------------
                                             William T. Sobo, Jr., Senior
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Clerk


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                                  EXHIBIT INDEX

Exhibit No.              Description
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99.1                     Press release of the Company dated April 23, 1997